                                                                Exhibit 24.1


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Marvin A. Pomerantz and Daniel P. Casey, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Gaylord Container Corporation), to sign the Registration Statement on Form S-4 (or other applicable form) and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements to the Securities Act of 1933, this power of attorney has been executed by the undersigned on June 27, 1997.


Signature                             Title
---------                             -----

/s/ Marvin A. Pomerantz               Chairman, Chief Executive Officer
---------------------------------     and Director
Marvin A. Pomerantz


/s/ Daniel P. Casey                   Executive Vice President
---------------------------------     (Principal Financial Officer)
Daniel P. Casey


/s/ Jeffrey B. Park                   Vice President-Corporate Controller
---------------------------------     (Principal Accounting Officer)
Jeffrey B. Park


/s/ Mary Sue Coleman                  Director
---------------------------------
Mary Sue Coleman


/s/ Harve A. Ferrill                  Director
---------------------------------
Harve A. Ferrill


/s/ John E. Goodenow                  Director
---------------------------------
John E. Goodenow


/s/ David B. Hawkins                  Director
-------------------------------
David B. Hawkins


/s/ John Hawkinson                    Director
---------------------------------
John Hawkinson


/s/ Warren J. Hayford                 Director
---------------------------------
Warren J. Hayford


/s/ Richard S. Levitt                 Director
---------------------------------
Richard S. Levitt


/s/ Ralph L. MacDonald, Jr.           Director
---------------------------------
Ralph L. MacDonald, Jr.


/s/ Thomas H. Stoner                  Director
---------------------------------
Thomas H. Stoner